UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2006

XILINX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive, San Jose, California		95124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (408) 559-7778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events

On May 3, 2006, the Board of Directors of the Company adopted revisions to its Significant Corporate Governance Principles. The Company announced the substantive changes in a press release on May 15, 2006. A copy of this press release is furnished as Exhibit 99.1 to this report. A copy of the Significant Corporate Governance Principles is furnished as Exhibit 99.2 to this report.

Item 9.01                                             Financial Statements and Exhibits:

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Xilinx, Inc. dated May 15, 2006.

99.2	Xilinx, Inc. Board of Directors Significant Corporate Governance Principles

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: May 16, 2006	By:	/s/ Thomas R. Lavelle
Thomas R. Lavelle
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Xilinx, Inc. dated May 15, 2006.

99.2	Xilinx, Inc. Board of Directors Significant Corporate Governance Principles